UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported) February 6, 2004
                                           ----------------

                            Sharper Image Corporation
                   ----------------------------------------
             (Exact name of registrant as specified in its chapter)


        Delaware                    0-15827                94-2493558
        --------                    -------                ----------
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation            File Number)          Identification No.)


   650 Davis Street, San Francisco, California               94111
   -------------------------------------------              ---------
    (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (415) 445-6000
                                                   --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1 January Sales Results and Earnings Guidance Press Release, dated February 5, 2004

ITEM 9: REGULATION FD DISCLOSURE

         On February 5, 2004, the Company announced its sales results for the month of January, fourth quarter and fiscal year. The Company also raised earnings guidance for the fourth quarter and fiscal year ended January 31, 2004. A copy of the press release containing the announcement is included as Exhibit
99.1 to this Current Report and is incorporated herein by reference.

         The Company does not intend for the exhibits to be incorporated by reference into future filings under the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 6, 2004                SHARPER IMAGE CORPORATION

                                       By:
                                           -------------------------------
                                           Jeffrey P. Forgan
                                           Executive Vice President,
                                           Chief Financial Officer